UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

M.D.C. HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Subject Line: Update on Richmond American Homes

Dear Valued Customer,

I hope this email finds you well. This morning, Richmond American Homes’ parent company, MDC Holdings, announced that it has entered into an agreement to be acquired by a wholly owned subsidiary of Sekisui House, Ltd., a global homebuilding company. The press release with additional details can be found here https://ir.richmondamerican.com/2024-01-18-Sekisui-House-and-M-D-C-Holdings-Announce-Combination-to-Create-a-Top-Five-Homebuilder-in-the-U-S.

This is a very exciting and positive development for Richmond American Homes. Sekisui House has delivered over 2.62 million homes worldwide since its founding and has an established presence in the United States with a growing family of U.S. brands that includes Woodside, Holt, Hubble and Chesmar.

Much like Richmond American Homes, Sekisui House takes great pride in the quality and value it provides in each home it builds. Sekisui House is known for its advanced technology and cutting-edge building practices including zero-emission homebuilding processes and we are looking forward to integrating these processes across our footprint. Through this transaction, we will have additional resources to continue offering our customers high-quality homes and a seamless, end-to-end home building and home buying experience.

As an existing or prospective homeowner, please know that we expect to continue operating as usual and, at this time, there are no changes to our approach to design, construction, pricing or ancillary services. Following closing, which we expect to occur in the first half of 2024 subject to the receipt of required approvals and satisfaction of other customary closing conditions, we will join the Sekisui House portfolio of companies, but we expect to continue operating under the Richmond American Homes brand.

Thank you for your continued trust in the Richmond American Homes team.

Sincerely,

David D. Mandarich
President and Chief Executive Officer

Forward-Looking Statements

This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the federal securities laws, including but not limited to those statements related to the proposed transaction, including financial estimates and statements as to the expected timing, completion and effects of the proposed transaction, as well as the operations of our business following the completion of the proposed transaction. These forward-looking statements may be identified by terminology such as “likely,” “predicts,” “continue,” “anticipates,” “believes,” “confident,” “could,” “estimates,” “expects,” “intends,” “target,” “potential,” “may,” “will,” “might,” “plans,” “path,” “should,” “approximately,” “our planning assumptions,” “forecast,” “outlook” or the negative of such terms and other comparable terminology. These forward-looking statements, including statements regarding the proposed transaction, are based largely on information currently available to our management and our management's current expectations and assumptions, and involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of M.D.C. Holdings, Inc. (the “Company”) to be materially different from those expressed or implied by the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements contained in this communication are reasonable, we cannot guarantee future results. There is no assurance that our expectations will occur or that our estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements.

Important factors, risks and uncertainties and other factors that may cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the completion of the proposed transaction on the anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the proposed transaction; (ii) potential litigation relating to the proposed transaction that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations, including during the pendency of the proposed transaction; (iv) the ability of the Company to retain and hire key personnel; (v) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (vii) legislative, regulatory and economic developments; (viii) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (ix) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (x) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (xi) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xii) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring the Company to pay a termination fee; (xiii) those risks and uncertainties set forth under the headings “Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (xiv) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below.

These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed transaction. There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company undertakes no duty to update publicly any forward-looking statements except as required by law, whether as a result of new information, future events or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

Important Information for Investors and Stockholders

This communication is being made in connection with the proposed transaction involving the Company, Sekisui House and the other parties to the Merger Agreement. In connection with the proposed transaction, the Company plans to file a proxy statement and certain other documents regarding the proposed transaction with the SEC. The definitive proxy statement (if and when available) will be mailed to stockholders of the Company. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Stockholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the proposed transaction at the SEC’s website (http://www.sec.gov). In addition, the Company’s stockholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (https://ir.richmondamerican.com/sec-filings). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 4350 South Monaco Street, Suite 500, Denver, CO 80237.

Participants in the Solicitation

The Company and its directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the proposed transaction. Information about the Company’s directors and executive officers is set forth in the Company’s proxy statement for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on March 1, 2023. These documents are available free of charge at the SEC’s web site at www.sec.gov and from the Company’s website (https://ir.richmondamerican.com/sec-filings). Additional information regarding the identity of the participants, and their respective direct and indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). You may obtain free copies of these documents using the sources indicated above.